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Exhibit 10(u)(u)

HEWLETT-PACKARD COMPANY
2000 STOCK PLAN COMMON STOCK PAYMENT AGREEMENT

Director Name:	ID:

Grant Date:

Grant Price:

Number of shares granted:

Award Type:

Plan: 2000 Stock Plan

        THIS AGREEMENT, as of the Grant Date set forth above between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP"), and the Director, a director of HP, is entered into as follows:

WITNESSETH:

        WHEREAS, HP has established the Hewlett-Packard Company 2000 Stock Plan (the "Plan"), a copy of which has been made available to the Director and is made part hereof; and

        WHEREAS, the Director has elected to receive some or all of his retainer in the form of a Common Stock Payment (as defined in the Plan) under the Plan as hereinafter set forth below;

        NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, HP grants the Director a Common Stock Payment in the amount of the number of shares of its $0.01 par value HP common stock (the "Shares") set forth above upon the terms and conditions set forth herein.

1.
The Shares are granted under and pursuant to the Plan and are subject to each and all of the provisions thereof.

2.
The Shares shall be held in book entry form until the restrictions on the Shares lapse.

3.
The Shares may not be pledged, sold or otherwise assigned until all restrictions pertaining to such shares are terminated.

4.
The Shares will be released on the one-year anniversary of the Grant Date.

5.
The Director agrees to receive stockholder information, including copies of any annual report, proxy and Form 10K, from the investor relations section of HP web site at www.hp.com. The Director acknowledges that additional copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to HP's Secretary.

        IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate the day and year first above written.

HEWLETT-PACKARD COMPANY
By

Mark V. Hurd Chief Executive Officer and President
By

Michael J. Holston Executive Vice President, General Counsel and Secretary
Signed:

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  Exhibit 10(u)(u)
HEWLETT-PACKARD COMPANY 2000 STOCK PLAN COMMON STOCK PAYMENT AGREEMENT
WITNESSETH